Exhibit 10.3
WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is dated as of January __, 2017, by and between True Drinks Holdings, Inc., a Nevada corporation (the “Company”), and ____________ (the “Holder”).
RECITALS
WHEREAS, the Holder currently hold warrants to purchase an aggregate total of ____________ shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) (the “Warrants”), which Warrants are more particularly identified on Schedule A attached hereto; and
WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and retire the Warrants, in exchange for a total of ___________ shares of the Company’s Common Stock (the “Exchange”) in reliance on the exemption from registration provided by Section 3(a)(9) and/or 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:
AGREEMENT
1. Securities Exchange.
(a) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Holder agrees to deliver and surrender to the Company for cancellation the Warrants, in exchange for an aggregate total of _________ shares of Common Stock (“Exchange Shares”) and the Company agrees to issue and deliver the Exchange Shares to the Holder.
(b) The closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the “Closing Date”).
(c) At the Closing, the Holder shall deliver to the Company for cancellation the Warrants. At the Closing, the Company shall issue to the Holders a certificate(s) evidencing the Exchange Shares.
2. Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:
(a) To the extent the Holder is a corporation, limited liability company or other type of entity, the Holder is validly existing and in good standing under the laws of the jurisdiction of its organization.
(b) This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.
(c) The Holder understands that the Exchange Shares are being offered and sold in reliance on specific provisions of Federal and state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

(d) The Holder is an “accredited investor” as defined under Rule 501 of Regulation D, promulgated under the Securities Act.
(e) The Holder will be acquiring the Exchange Shares for their own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that notwithstanding the foregoing, the Holder does not covenant to hold the Exchange Shares for any minimum period of time.
(f) The offer and sale of the Exchange Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) and/or 4(2) thereof. The Holder understands that the Securities purchased hereunder are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Exchange Shares can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Exchange Shares may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).
(g) The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrants free and clear of all rights and Encumbrances (as defined below). The Holder has the full power and authority to vote, transfer and dispose of the Warrants free and clear of any right or Encumbrance other than restrictions under the Securities Act and applicable state securities laws. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrants. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.
(h) In the event the shares of common stock issuable upon exercise of the Warrants were registered by the Company under the Securities Act (the “Registered Warrant Shares”), the Holder acknowledges and agrees that the Exchange Shares are not registered under Securities Act, and, by exchanging any such Warrants for Exchange Shares, the Holder shall not receive Registered Warrant Shares that otherwise may have been issued upon exercise thereof.
3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:
(a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.
(b) The Exchange Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Exchange Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.
(d) The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company’s certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.
(e) The delivery and issuance of the Exchange Shares in accordance with the terms of and in reliance on the accuracy of the Holder’s representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.
(f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Exchange Shares or the consummation of any other transaction contemplated by this Agreement.
(g) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Exchange Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Exchange Shares, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Exchange Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Exchange Shares.
(h) The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange. Other than the exchange of the Warrants, the Company has not received any consideration for the Exchange Shares. By virtue of such exchange, the holding period for the Exchange Shares under Rule 144 of the Securities Act shall begin no later than the holding period for the Warrants, as applicable.
(i) The Company shall cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), comply with all requirements related to any registration statement filed pursuant to this Agreement, and not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act and the Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Pink Market or other exchange or market on which the Common Stock is trading.

4. Conditions Precedent to the Obligation of the Company to Consummate the Exchange. The obligation hereunder of the Company to issue and deliver the Exchange Shares to the Holder and consummate the Exchange is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.
(a) The Holder shall have executed and delivered this Agreement.
(b) The Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.
(c) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.
5. Conditions Precedent to the Obligation of the Holder to Consummate the Exchange. The obligation hereunder of the Holder to surrender the Warrants, accept the Exchange Shares and consummate the Exchange is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion.
(a) The Company shall have executed and delivered this Agreement.
(b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
(c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.
(d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.
(e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.
6. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each Party waives its right to a trial by jury. Each Party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth herein. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.

7. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section 7), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.
(a) if to the Company:
True Drinks Holdings, Inc. 18662 MacArthur Blvd., Suite 110 Irvine, California 91612 Attention: Chief Executive Officer Tel. No.: (949) 203-3500
with a copy to:
Disclosure Law Group 600 West Broadway, Suite 700 San Diego, California 92101 Attention: Daniel W. Rumsey, Esq. Tel No.: (619) 795-1134 Fax No.: (619) 330-2101
(b) if to the Holder:
_____________________ _____________________ _____________________ Attention: ____________ Tel. No.: _____________ Fax No.: _____________
All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.
8. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.
9. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.
TRUE DRINKS HOLDINGS, INC.
By:______________________________________ Kevin Sherman Chief Executive Officer
HOLDER
By:_____________________________________ Name: Title:

Our transfer agent shows your currently held shares are issued as follows:

Issue shares in the name of (if none currently held or different from above):

__________________________________________________________________

SCHEDULE A

SCHEDULE OF WARRANTS

Warrant Holder	Warrant Number	Date of Issuance	Date of Expiration	Number Outstanding